Employee benefit plan	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Employee benefit plan
Employee benefit plan:

The Company has a defined contribution retirement plan, or the Retirement Plan, which qualifies under Section 401(k) of the Internal Revenue Code, or the IRC. Under the Retirement Plan, employees meeting certain requirements may elect to contribute a percentage of their salary up to the maximum allowed by the IRC. The Company matches a variable amount based on participant contributions up to a maximum of 4.50% of each participant’s salary. The Company contributed $52,469 and $49,816 to the Retirement Plan for the years ended December 31, 2015 and 2014, respectively.